Exhibit 99.1

Goldrich Mining Announces Production Results through July 2018 and Update on Operations

Spokane, WA – August 20, 2018 - Goldrich Mining Company (OTCQB - GRMC) (“Goldrich” or the “Company”) provides the following update:

PRODUCTION RESULTS THROUGH JULY 2018

Production at the Chandalar mine began on May 31, 2018. Total mine production through July 2018 was 10,557 ounces of raw placer gold, equivalent to approximately 8,657 ounces of fine gold. This compares to total production through July 2017 of 7,262 total ounces of raw placer gold, or approximately 6,050 ounces of fine gold.

Of the 2018 production, 5,024 ounces of raw placer gold, or approximately 4,120 ounces of fine gold, were produced in June and 5,533 ounces of raw placer gold, or approximately 4,537 ounces of fine gold, were produced in July. The normal production season is approximately from June through mid-September, subject to weather.

The Chandalar mine is owned by Goldrich NyacAU Placer, LLC (“GNP”), a 50/50% joint venture between Goldrich and NyacAU, LLC (“NyacAU”) to mine the various placer deposits that occur throughout Goldrich’s 23,000-acre Chandalar gold project in Alaska. NyacAU is the manager of the joint venture.

INTENDED DISSOLUTION OF THE GNP JOINT VENTURE

According to the terms of the joint venture operating agreement, GNP is required to pay a Minimum Production Requirement of 1,100 ounces for 2016, 1,200 ounces for 2017, and 1,300 ounces for 2018 to Goldrich by October 31, 2018. The Minimum Production Requirement for each year was determined based on the spot price of gold on December 1 of the preceding year.

Under the joint venture Operating Agreement, GNP will be dissolved if GNP fails to meet the Minimum Production Requirement. GNP’s lease to mine the placer properties will terminate upon dissolution of GNP and GNP will have no further rights to mine the placer properties located on Goldrich’s mining claims. NyacAU, the managing partner of GNP, anticipates that GNP will not meet the minimum production requirements by the close of the 2018 season.

Goldrich and NyacAU are currently in arbitration. The arbitration is proceeding on the basis that GNP will be dissolved. The first arbitration hearings were from July 19th through July 31st and will reconvene on August 20, 2018. Under the terms of the Operating Agreement, rulings from the three-person arbitration panel are final. The outcome of the arbitration is not yet determined and cannot be estimated or assured.

CLOSING OF ADDITIONAL BORROWINGS UNDER THE SENIOR SECURED NOTES

The Company has closed on additional borrowings totaling $980,000 under the Senior Secured Notes previously announced on February 13, 2018, bringing the net proceeds of the Notes to $2,685000. The Note has been increased to accommodate total net proceeds of up to $2,750,000. Of the additional net proceeds, a total of $1,780,000 was received from a director of the Company.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein. None of the common stock or warrants have been or will be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption therefrom. The securities were issued to qualified investors pursuant to exemptions from such registration requirements. The warrants may not be exercised except pursuant to exemptions under the Securities Act and any applicable securities laws of any state of the United States.

About Goldrich Mining

Goldrich Mining (OTCBB: GRMC) is a U.S. based resource company focused on developing the Chandalar gold district in Alaska, USA. The Company controls a land package spanning 23,000 acres of highly prospective gold targets and historic mines. Goldrich is focused on building shareholder value by monetizing placer assets, generating non-dilutive funds, and working towards building a lode gold mine at Chandalar in addition to the existing joint-venture placer gold mine already producing on site.

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara via telephone at (509) 768-4468 or info@goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, budgets, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves;

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risk related to our limited history of commercial production;

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risk related to operating a mine;
risk related to accurately forecasting production;

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.